Second Quarter 2025 Earnings Presentation

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by the Trump administration's approach to tariffs and trade, acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on July 28, 2025.

3 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $368.1 Million Market Cap $3.7 Billion Total Assets 4.38% Dividend Yield 16.25% Total RBC BMRC AT A GLANCE O P T I O N 2 Data as of 6/30/25 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Second Quarter 2025 Overview (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • Tax-equivalent net interest margin increased to 2.93% from 2.86%, mostly driven by new loan production at higher rates • Net (loss) income and diluted EPS for 2Q'25 was ($8.5) million and ($0.53); excluding the loss on sale of securities was $4.7 million and $0.29, respectively, all other factors unchanged, using blended statutory tax rate of 29.56%, and $5.7 million and $0.36, respectively, using 2Q'25 effective tax rate of 23.78% (both non-GAAP) • Sold $185.8 million AFS securities resulting in pre-tax loss $18.7 million; proceeds redeployed in securities with expected 13bp increase in annualized NIM and $0.20 EPS accretion over 4 quarters and 4 year earnback, assuming 5% average yield • Originated $68.8 million in new loans ($50.2 million funded) including $49.1 million in commercial loans ($41.2 million funded) Capital • Strong capital allowed for the repurchase of $2.2 million in shares • Bancorp total risk-based capital remained strong at 16.25% • Bancorp TCE / TA of 10.0%, 8.3% when adjusted for HTM securities 1 Key Operating Trends • Tax-equivalent yield on interest-earning assets increased 6 basis points to 4.10% resulting from higher yields on both loans and investment securities • Total cost of deposits down 1 bps at 1.28% (interest-bearing 2.24%) for Q2 and stable at 1.28% (interest-bearing 2.25%) for the month of June. 6/30/25 spot rate was 1.29% (interest-bearing 2.24%) • Book value per share was $27.21 and tangible book value per share1 was $22.55 Deposits and Liquidity • Total deposits decreased $56.9 million, the majority was non-interest bearing deposits impacted by business expenses, payroll and distributions, asset purchases and seasonal outflows for tax payments • Non-interest bearing deposits remained a strong 42.5% of total deposits • Immediately available net funding of $1.9 billion, representing 200% coverage of estimated uninsured deposits Credit Quality • No provision for credit losses in Q2 compared to $75 thousand in Q1 • Non-accrual loans decreased to 1.57% of total loans from 1.59% in the prior quarter • Classified loans increased to 2.95% (from 2.77% last quarter) of total loans largely due to downgrades of two commercial real estate loans totaling $3.9 million, partially offset by paydowns and payoffs totaling $1.1 million

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 7 bps due primarily to higher loan and securities yields, largely due to the effects of new loan production at higher rates • The Bank began deposit rate cuts in August '24 and continues making strategic pricing adjustments into July'25 • 2Q'25 non-maturity deposit modeling assumptions use average betas of 45% for rising rates (no lag) and 38% for falling rates (1-month lag) • 2Q’25 actual non-maturity interest-bearing deposit beta was 35% • Recent AFS securities restructuring expected to contribute 13bps to annualized NIM Net Interest Margin Drivers 2.86% 0.04% 0.01% 0.02% —% 2.93% 1Q'25 Loans Securities Cash Deposits 2Q'25 Net Interest Margin Linked-Quarter Change 2.51% 2.58% 2.60% 2.64% 2.67% 2.59% 2.52% 2.44% 2.37% 2.29% 2.27% 2.24% 5.33% 5.33% 5.33% 5.33% 5.33% 5.13% 4.83% 4.64% 4.48% 4.33% 4.33% 4.33% IB Deposits Fed Funds 7/24 8/24 9/24 10/24 11/24 12/24 1/25 2/25 3/25 4/25 5/25 6/25 Avg. Monthly Cost of IB Deposits vs. Fed Funds Immediate Change in Interest Rates (in bps) Est. Change in NII, as % in Year 1 in Year 2 Up 400bp -3.7% 8.9 % Up 300bp -2.5% 6.9 % Up 200bp -1.5% 4.8 % Up 100bp -0.5% 2.8 % Rates Unch. — % — % Down 100bp 0.3% -0.6 % Down 200bp 0.8% -1.0 % Down 300bp 0.8% -2.3 % Down 400bp — % -4.8% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations. Net Interest Income Simulation Q2'25

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 6/30/25 • We maintained high capital levels and are in a position of strength • Total risk-based capital of 16.3% • Tangible common equity ratio of 10.0% • During 2Q'25 we repurchased 100,000 shares at an average price of $21.72, totaling $2.2 million * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 15.0% 15.0% 16.3% 10.2% 10.0% 8.3% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $1.9 Billion in Net Availability • Immediately available contingent funding represented 200% of estimated uninsured and/or uncollateralized deposits at June 30, 2025, • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience Liquidity & Uninsured Deposits ($ in millions) 2.0x Coverage Ratio At June 30, 2025 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 201.1 N/A $ 201.1 Unencumbered Securities 271.0 N/A 271.0 External Sources FHLB line of credit 946.0 — 946.0 FRB line of credit 319.8 — 319.8 Lines of credit at correspondent banks 125.0 — 125.0 Total Liquidity $ 1,862.9 $ — $ 1,862.9 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above $1,862.9 $933 Liquidity Est. Uninsured and/or Uncollateralized Deposits

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.28% (interest-bearing 2.24%) for 2Q'25 and 1.29% (interest-bearing 2.27%) for the prior quarter • June cost of deposits and spot rate as of June 30, 2025 were 1.28% (interest-bearing 2.25%) and 1.29% (interest-bearing 2.24%), respectively • Bank continued strategic pricing adjustments with limited rate related outflows • Overall deposit growth demonstrating the Bank's successful relationship banking model • Our time deposits are not derived from brokered CD markets or advertised CD specials Total Deposit Mix at 2Q'25Total Deposits ($ in millions) $2,504 $3,808 $3,574 $3,290 $3,220 $3,245 $1,538 $2,201 $2,127 $1,667 $1,598 $1,560 $869 $1,457 $1,328 $1,372 $1,379 $1,467 $97 $150 $119 $251 $243 $218 Transaction Savings & MMDA Time 2020 2021 2022 2023 2024 2Q'25 Non-Interest Bearing 42.5% IB DDA 5.6% Savings 6.8% Money Market 38.4% Time 6.7% $3.25B

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 40% of new accounts consisted of new relationships to the Bank by count • 40% of new accounts were non-interest bearing by count • Average weighted cost for all new accounts at 2.10% • Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased notionally by $10.5 million New Accounts Mix (by count) 2Q'25Granular Deposit Account Composition Existing Relationships - New $ 22% Account Migration 38% New Relationships 40% 1,011 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 944,062 $ 315,941 $ 1,260,003 # of Accounts 14,649 17,444 32,093 Avg Balance Per Account $ 64 $ 18 $ 39 Business Account Balances $ 921,144 $ 1,056,883 $ 1,978,027 # of Accounts 3,616 11,127 14,743 Avg Balance Per Account $ 255 $ 95 $ 134 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $7.0 million Deposit Accounts Mix - Consumer vs Business 2Q'25

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan originations were at yields higher than those on paid off loans • Notable pipeline growth and diversification from key hires, compensation program enhancements, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $2.089 $2.256 $2.093 $2.074 $2.083 $2.074 4.15% 4.23% 4.29% 4.65% 4.83% 4.95% Non-PPP Loans SBA PPP Loans Average Annual TE Yield on Loans 2020 2021 2022 2023 2024 2Q25 Total Loans ($ in billions) 1 Includes American River Bank loans acquired in 3Q21 1

11 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 6/30/25 - No material changes from 1Q'25 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 88% of all loans and 94% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 89% of loans (91% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $2.4 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 7% Consumer 14% Construction 1% NOO-CRE 62% 2Q'25 Total Loans $2.1B Office 28% Mixed Use 9% Retail 19% Warehouse & Industrial 12% Multi-Family 15% Other 17% 2Q'25 Total NOO-CRE Loans $1.3B

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 6/30/25 - No material changes from 1Q'25 Average Balance: $1.8MM Largest Balance: $13.6MM Total # of Loans: 137 Wtd. Avg. LTV*: 62% Average Balance: $1.9MM Largest Balance: $14.4MM Total # of Loans: 78 Wtd. Avg. LTV*: 49% Average Balance: $1.6MM Largest Balance: $21.3MM Total # of Loans: 125 Wtd. Avg. LTV*: 60% San Francisco 3% Alameda 6% Sacramento 20% Napa 16% Other Bay Area 16% Other 8% Marin 16% Sonoma 15% San Francisco 11% Alameda 16% Sacramento 21% Napa 4% Other Bay Area 4% Other 5% Marin 9% Sonoma 30% San Francisco 26% Alameda 20% Sacramento 9% Napa 6% Other Bay Area 4% Other 10% Marin 12% Sonoma 13% Retail 2Q'25 Warehouse & Industrial 2Q'25 Multifamily 2Q'25 $246MM $152MM $198MM

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $361 million in credit exposure spread across our lending footprint comprised of 147 loans • $2.5 million average loan balance – largest loan at $15.8 million • 64% weighted average loan-to-value and 1.62x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 3% of total loan portfolio and 5% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 6/30/25 - No material changes from 1Q'25 San Francisco 17% Alameda 8% Sacramento 6% Napa 8% Other Bay Area 15% Other 4% Marin 24% Sonoma 18% $361MM City of S.F. NOO CRE Office Portfolio Total Balance: $61.1 million Average Loan Bal: $5.1 million Number of Loans: 12 loans Wtd. Average LTV*: 63% Wtd. Average DCR: 1.31x Average Occupancy: 81% 11 of the 12 loans are secured by low rise buildings and one loan is secured by a 10 story building

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 6/30/25 Owner-Occupied CRE Portfolio As of 6/30/25 - No material changes from 1Q'25 Retail 7% School 15% Wine 10% Church 6% Gas/Auto 7% Health Club 3% Other 6% Office 19% Industrial 25% Napa 17% Sacramento 20% San Francisco 5% Sonoma 9% Other 15% Alameda 14% Marin 20% OO CRE by County 2Q'25 Average Balance: $1.1MM Largest Loan: $14.7MM Wtd. Avg. LTV*: 47% Total Balance: $320.4MM Total Loans: 289 OO CRE by Type 2Q'25 $320MM $320MM Napa 20% Sacramento 23% San Francisco 18% Sonoma 8% Other 4% Alameda 6% Marin 21% Average Balance: $0.7MM Largest Loan: $7.1MM Wtd. Avg. LTV*: 56% Total Balance: $62.2MM Total Loans: 90 OO CRE Office Portfolio by County 2Q25 $62MM

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans and, balances as of 6/30/25 Construction Portfolio Concentrations As of 6/30/25 Construction by Type 2Q'25 Construction by County 2Q'25 Multi-Family 35% 1-4 Residential 65% San Francisco 64% Napa 16% Other Bay Area 8% Marin 12% Average Balance: $2.7MM Largest Loan: $6.7MM Wtd. Avg. LTV*: 59% Total Balance: $25.0MM Unfunded Commitments: $4.3MM Total Loans: 9 $25MM $25MM

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.44%, consistent with prior quarter • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in 4Q'23 and 1Q'25 charge-offs included $406 and $809 thousand charged to the allowance due to the sales of acquired loans. Non-accrual Loans / Total Loans Quarterly Progression 1.62% 1.91% 1.63% 1.59% 1.57% 2Q24 3Q24 4Q24 1Q'25 2Q'25 Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.02% 0.00% 0.00% 2021 2022 2023 2024 Q2 25 0.00% 0.25% 0.50% 0.75% 1.00%

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2026 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2026 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2025 20 $72.4MM $68.8MM 5.11% 1.37x 2026 26 $95.0MM $88.0MM 4.67% 1.31x TOTAL 46 $167.4MM $156.8MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2025 13 $27.9MM $27.9MM 4.59% 1.38x 2026 24 $56.2MM $56.2MM 3.92% 1.48x TOTAL 37 $84.1MM $84.1MM *Commitments, outstanding balances and weighted average rates as of 6/30/25

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 6/30/2025 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Floating & Variable Rate at Floor Floating & Variable Rate at Ceiling Fixed Rate C&I $ 67.1 $ 11.9 $ 14.3 $ 37.7 $ 22.0 $ 1.6 $ 154.6 $ 56.2 $ 2.6 $ 21.3 $ — $ 74.5 Real estate: Owner-occupied CRE 5.1 14.7 45.3 61.7 186.9 6.8 320.5 0.1 33.1 105.1 — 182.2 Non-owner occupied CRE 57.7 99.9 191.3 334.0 585.1 17.8 1,285.8 4.0 137.6 344.6 — 799.6 Construction 8.5 14.0 2.5 — — — 25.0 7.2 — — 5.6 12.2 Home equity 88.2 — — — 7.0 — 95.2 94.7 — — — 0.5 Other residential 3.0 2.9 0.1 0.5 0.9 120.5 127.9 — 6.4 100.4 — 21.1 Installment & other consumer 2.6 3.0 4.5 2.3 52.1 0.1 64.6 0.7 8.5 12.9 — 42.5 Total $ 232.2 $ 146.4 $ 258.0 $ 436.2 $ 854.0 $ 146.8 $ 2,073.6 $ 162.9 $ 188.2 $ 584.3 $ 5.6 $ 1,132.6 % of Total 11% 7% 12% 21% 41% 8% 100% 8% 9% 28% — % 55 % Weighted Average Rate 7.39% 5.33% 4.66% 5.33% 4.40% 4.46% 5.02% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. Investment Securities2 * at 6/30/25 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 45.5 $ 131.7 $ 256.2 $ 312.4 $ 457.6 $ 235.1 $ 1,438.5 % of Total 3% 9% 18% 22% 32% 16% 100%

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix High-Quality Securities Portfolio Generates Cash Flow Data as of 6/30/25 AFS Securities Portfolio Agency MBS/CMO 93% Municipal Bonds 7% ($ in millions at Fair Value) $392.0MM HTM Securities Portfolio Agency MBS/CMO 77% GSEs 14% Municipal Bonds 7% Corporate Bonds 2% $823.3MM ($ in millions at Cost) Average Yield1 — 4.46% Approx. Effective Duration — 2.55 Unrealized Losses (after tax) — $7.2 million TCE Bancorp — 10.0% Average Yield1 — 2.37% Approx. Effective Duration — 5.58 Unrealized Losses (after tax) — $74.9 million TCE Bancorp w/ HTM — 8.3% 2

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except per share amounts; unaudited) June 30, 2025 Tangible Common Equity - Bancorp Total stockholders' equity $ 438,538 Goodwill and core deposit intangible (75,098) Total TCE a 363,440 Unrealized losses on HTM securities, net of tax 1 (74,625) Unrealized losses on HTM securities included in AOCI, net of tax 2 7,205 TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 296,020 Total assets $ 3,726,193 Goodwill and core deposit intangible (75,098) Total tangible assets c 3,651,095 Unrealized losses on HTM securities, net of tax 1 (74,625) Unrealized losses on HTM securities included in AOCI, net of tax 2 7,205 Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,583,675 Bancorp TCE ratio a / c 10.0 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 8.3 % Tangible Book Value Per Share Common shares outstanding e 16,116 Book value per share $ 27.21 Tangible book value per share a / e $ 22.55 For further discussion about these non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on July 28, 2025. 1 Unrealized losses on held-to-maturity securities as of June 30, 2025 of $105.9 million, including the unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $31.3 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56%. 2 The remaining unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $3.0 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56% are added back as they are already included in AOCI.

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands; unaudited) Three months ended Six months ended Pre-tax, pre-provision net income June 30, 2025 March 31, 2025 June 30, 2025 June 30, 2024 (Loss) income before (benefit from) provision for income taxes $ (11,199) $ 6,481 $ (4,718) $ (30,453) Provision for credit losses on loans — 75 75 5,550 Pre-tax, pre-provision net income (GAAP) (11,199) 6,556 (4,643) (24,903) Adjustments: Losses on sale of investment securities from portfolio repositioning 18,736 — 18,736 32,542 Comparable pre-tax, pre-provision net income (non-GAAP) $ 7,537 $ 6,556 $ 14,093 $ 7,639

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Six months ended Net (loss) income June 30, 2025 March 31, 2025 June 30, 2025 June 30, 2024 Net (loss) income (GAAP) $ (8,536) $ 4,876 $ (3,660) $ (18,980) Adjustments: Losses on sale of investment securities from portfolio repositioning 18,736 — 18,736 32,542 Related income tax benefit1 (5,538) — (5,538) (9,620) Adjustments, net of taxes 13,198 — 13,198 22,922 Comparable net income (non-GAAP) $ 4,662 $ 4,876 $ 9,538 $ 3,942 Diluted (loss) earnings per share Weighted average diluted shares 15,990 16,002 16,162 16,095 Diluted (loss) earnings per share (GAAP) $ (0.53) $ 0.30 $ (0.23) $ (1.18) Comparable diluted earnings per share (non-GAAP) $ 0.29 $ 0.30 $ 0.59 $ 0.24 Return on average assets Average assets $ 3,737,794 $ 3,728,066 $ 3,732,957 $ 3,781,214 Return on average assets (GAAP) (0.92) % 0.53% (0.20) % (1.01) % Comparable return on average assets (non-GAAP) 0.50% 0.53% 0.52% 0.21 % Return on average equity Average stockholders' equity $ 439,187 $ 437,176 $ 438,187 $ 434,332 Return on average equity (GAAP) (7.80) % 4.52% (1.68) % (8.79) % Comparable return on average equity (non-GAAP) 4.26% 4.52% 4.39% 1.83 % Efficiency ratio Non-interest expense $ 21,490 $ 21,264 $ 42,754 $ 43,063 Net interest income 25,912 24,946 50,858 45,161 Non-interest income (GAAP) (15,621) 2,874 (12,747) (27,001) Losses on sale of investment securities from portfolio repositioning 18,736 — 18,736 32,542 Non-interest income (non-GAAP) $ 3,115 $ 2,874 $ 5,989 $ 5,541 Efficiency ratio (GAAP) 208.81% 76.44% 112.18% 237.13 % Comparable efficiency ratio (non-GAAP) 74.03% 76.44% 75.21% 84.93% 1Related income tax benefit calculated using blended statutory rate of 29.5636%

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com